UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

Nebraska	000-10685	20-0362426
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

8101 “O” Street, Suite S111, Lincoln,		68510
Nebraska		(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code: (402) 489-8266

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Index of Exhibits
Exhibit – 99.1 News Release issued by Midwest Holding Inc. on April 24, 2012

Item 8.01 – Other Events.

     On March 28, 2012, the Board of Directors of Midwest Holding Inc. (the Company) declared a 5% stock dividend, payable on May 1, 2012 to common shareholders of record as of April 17, 2012. Fractional shares will be rounded up to next whole share.

     The Registrant’s press release dated April 24, 2012, announcing the stock dividend, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)          Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated April 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 24, 2012

MIDWEST HOLDING INC.

	By:	/s/ Travis Meyer
Name: Travis Meyer
Title: President

INDEX OF EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated April 24, 2012.